OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended March 31, 2025

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in Thousands)

	March 31, 2025	December 31, 2024
Assets
Investments at fair value (amortized cost of $1,670,924 and $1,647,543, respectively)	$1,647,569	$1,647,003
Cash	68,791	85,850
Interest receivable	5,857	6,194
Receivable for investments sold	37,223	22,384
Prepaid expenses and other assets	53	37
Total Assets	$1,759,492	$1,761,468
Liabilities
Debt (net of unamortized debt issuance costs of $8,410 and $8,586, respectively)	$1,311,590	$1,311,414
Payable for investments purchased	84,238	51,955
Interest payable	17,157	24,377
Due to Advisor	81	—
Distribution payable	10,960	16,011
Accrued expenses and other liabilities	1,461	1,587
Total Liabilities	$1,425,487	$1,405,344
Commitments and contingencies
Members’ Equity
Members’ Equity	334,005	356,124
Total Members’ Equity	334,005	356,124
Total Liabilities and Members’ Equity	$1,759,492	$1,761,468

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	Three Months Ended March 31,
	2025	2024
Investment Income
Interest income	$34,149	$31,768
Total Investment Income	34,149	31,768
Operating Expenses
Interest expense	$21,204	$19,305
Professional fees	444	130
Other general and administrative	310	303
Total Operating Expenses	21,958	19,738
Net Investment Income	$12,191	$12,030
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(22,817)	(2,502)
Net realized gain (loss) on investments	(534)	(343)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(23,351)	(2,845)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$(11,160)	$9,185

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)

Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	$6,261	$6,261	$6,221
							6,261	6,221	1.7%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	—%	09/2031	$5,052	$5,042	$4,875
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	02/2028	6,460	6,463	6,350
Arcline FM Holdings LLC(6)(8)	First lien senior secured loan	SR +	3.50%	—%	06/2030	4,049	4,039	4,019
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	10/2030	4,628	4,630	4,588
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	07/2031	9,436	9,424	9,373
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.00%	—%	10/2031	5,974	5,969	5,953
Kaman Corporation(6)	First lien senior secured loan	SR +	2.75%	—%	02/2032	11,283	11,270	11,123
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	—%	01/2031	1,869	1,869	1,862
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	—%	02/2028	11,621	11,472	10,323
Signia Aerospace LLC(6)	First lien senior secured loan	SR +	3.00%	—%	12/2031	4,252	4,243	4,220
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	08/2028	1,965	1,964	1,964
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	03/2030	2,346	2,346	2,341
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	02/2031	1,979	1,982	1,967
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	01/2032	2,090	2,085	2,077
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	—%	02/2031	1,662	1,661	1,655
							74,459	72,690	20.4%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	—%	10/2031	$8,209	$8,191	$8,183
Mister Car Wash Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	03/2031	3,843	3,843	3,825
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	—%	10/2027	6,477	6,179	5,423
VALVOLINE INC(6)	First lien senior secured loan	SR +	2.00%	—%	03/2032	2,821	2,806	2,817
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	2.50%	—%	01/2031	3,058	3,058	3,009
							24,077	23,257	6.5%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	—%	01/2031	$1,008	$1,008	$1,005
American Residential Services, LLC(6)	First lien senior secured loan	SR +	3.25%	—%	02/2032	8,818	8,835	8,774
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	—%	08/2031	2,515	2,515	2,508
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	11/2031	1,951	1,947	1,937
Core & Main LP(7)	First lien senior secured loan	SR +	2.00%	—%	02/2031	2,041	2,041	2,031
CPG International LLC(5)(8)	First lien senior secured loan	SR +	2.00%	—%	09/2031	4,115	4,106	4,115
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	01/2030	7,778	7,791	7,758
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	—%	01/2029	2,324	2,186	2,277
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	—%	02/2029	3,223	2,900	2,578
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(7)	First lien senior secured loan	SR +	2.50%	—%	05/2030	7,846	7,840	7,762

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	—%	08/2031	1,575	1,572	1,559
Greystar Real Estate Partners, LLC (dba Greystar)(6)	First lien senior secured loan	SR +	2.75%	—%	08/2030	7,014	7,017	7,000
Hunter Douglas Inc(6)	First lien senior secured loan	SR +	3.25%	—%	01/2032	2,344	2,333	2,234
Knife River Corporation(6)	First lien senior secured loan	SR +	2.00%	—%	02/2032	1,379	1,376	1,374
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	—%	03/2031	6,654	6,657	6,524
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	04/2031	2,633	2,633	2,601
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	02/2032	6,014	6,001	5,941
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	—%	10/2028	13,531	13,520	12,820
							82,278	80,798	22.7%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	12,218	12,245	11,991
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.00%	—%	04/2029	6,519	6,519	6,440
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	SR +	2.00%	—%	01/2032	788	788	786
CE Intermediate I, LLC (dba Clubessential)(5)(8)	First lien senior secured loan	SR +	3.00%	—%	02/2032	3,999	3,999	3,999
IDEMIA Group SAS(6)	First lien senior secured loan	SR +	4.25%	—%	09/2028	7,918	7,945	7,951
IGT Holding IV AB (dba IFS)(5)(8)	First lien senior secured loan	SR +	3.50%	—%	04/2032	1,065	1,062	1,062
Kaseya Inc.(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	6,063	6,032	6,032
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	08/2029	1,917	1,917	1,913
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	SR +	3.50%	—%	01/2032	8,250	8,211	8,236
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	—%	10/2031	8,435	8,397	8,393
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	3.50%	—%	03/2031	9,432	9,432	9,409
Sitel Worldwide Corp.(6)	First lien senior secured loan	SR +	3.75%	—%	08/2028	6,840	6,773	4,032
Tecta America Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	02/2032	9,887	9,863	9,803
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	—%	02/2031	2,138	2,133	2,127
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	03/2028	3,457	3,459	3,461
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	—%	06/2031	6,716	6,717	6,716
							95,492	92,351	25.9%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	—%	11/2027	$2,933	$2,810	$2,874
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	—%	11/2027	4,442	4,418	4,309
H.B. Fuller Company(5)	First lien senior secured loan	SR +	1.75%	—%	02/2030	985	985	983
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	—%	02/2030	6,415	6,375	6,151
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.00%	—%	02/2031	7,444	7,444	7,094
Ineos US Petrochem LLC(5)(8)	First lien senior secured loan	SR +	3.75%	—%	03/2030	8,398	8,366	7,873
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	—%	04/2028	7,594	7,606	7,573
Potters(6)	First lien senior secured loan	SR +	3.00%	—%	12/2027	2,973	2,973	2,970
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	2.75%		08/2030	11,599	11,600	11,466
							52,577	51,293	14.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	SR +	3.25%	—%	04/2031	$2,916	$2,916	$2,916
Flexera(6)	First lien senior secured loan	SR +	3.00%	—%	03/2028	438	438	436
Novelis Inc(6)	First lien senior secured loan	SR +	2.00%	—%	02/2032	4,273	4,273	4,268
							7,627	7,620	2.1%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	07/2029	$6,690	$6,690	$6,680
Berlin Packaging(5)	First lien senior secured loan	SR +	3.50%	—%	06/2031	9,769	9,770	9,728
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2030	774	777	773
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	9,810	9,736	9,736
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	08/2026	6,347	6,258	5,955
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	—%	07/2026	5,922	5,910	5,917
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	—%	09/2028	12,100	12,102	12,009
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	08/2028	4,826	4,826	4,815
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	04/2031	6,281	6,288	6,283
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	03/2028	10,694	10,464	10,588
							72,821	72,484	20.4%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.00%	—%	07/2028	$9,061	$9,066	$8,968
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	—%	10/2030	8,627	8,484	8,044
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.25%	—%	12/2030	13,858	13,859	13,645
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	SR +	3.00%	—%	07/2031	10,836	10,836	10,781
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	—%	01/2031	8,827	8,817	8,004
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	—%	10/2031	6,462	6,432	6,445
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	10/2029	9,412	9,383	9,110
							66,877	64,997	18.3%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	—%	10/2029	$6,317	$6,317	$6,300
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	—%	04/2030	12,336	12,339	12,088
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	—%	10/2030	8,554	8,528	8,531
							27,184	26,919	7.6%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)(8)	First lien senior secured loan	SR +	3.50%	—%	11/2028	$3,386	$3,366	$3,335
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	05/2029	7,670	7,685	7,673
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	01/2031	4,654	4,654	4,607
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	—%	07/2030	4,925	4,911	4,909
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	—%	01/2031	5,030	5,019	5,010
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	—%	02/2032	2,832	2,823	2,821
Fleet U.S. Bidco Inc.(6)(8)	First lien senior secured loan	SR +	2.75%	—%	02/2031	10,145	10,143	10,120

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	01/2028	3,557	3,544	3,560
							42,145	42,035	11.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	—%	11/2030	$2,405	$2,403	$2,401
Ascensus Holdings, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	08/2028	4,097	4,097	4,062
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)	First lien senior secured loan	SR +	3.50%	—%	11/2031	10,068	10,021	10,029
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.00%	—%	01/2031	9,970	9,970	9,892
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	SR +	3.50%	—%	05/2031	4,102	4,102	4,104
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	—%	10/2031	5,666	5,666	5,657
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	—%	04/2028	8,457	8,444	8,465
Citrin Cooperman Advisors LLC(5)	First lien senior secured loan	SR +	3.00%	—%	03/2032	4,435	4,413	4,399
Cohnreznick Advisory LLC(5)(8)	First lien senior secured loan	SR +	4.00%	—%	03/2032	2,371	2,360	2,360
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	—%	05/2031	5,907	5,895	5,842
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	—%	04/2027	14,160	13,952	13,407
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	09/2031	11,782	11,776	11,657
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	2.75%	—%	06/2031	4,019	4,019	3,996
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	11/2031	9,495	9,462	9,457
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	—%	04/2030	1,807	1,807	1,807
Jane Street Group, LLC(6)	First lien senior secured loan	SR +	2.00%	—%	12/2031	8,747	8,726	8,637
Janus International Group, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	08/2030	5,341	5,335	5,314
Kestra Advisor Services Holdings A Inc(6)	First lien senior secured loan	SR +	3.00%	—%	03/2031	7,534	7,534	7,457
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	08/2028	1,178	1,178	1,173
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	—%	11/2031	8,162	8,135	8,098
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.00%	—%	07/2031	9,951	9,959	9,877
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	—%	09/2030	6,620	6,575	6,611
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.00%	—%	08/2031	5,700	5,700	5,700
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	—%	07/2028	13,414	13,420	13,414
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	—%	03/2031	4,293	4,255	4,293
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	2.75%	—%	05/2028	2,469	2,469	2,448
							171,673	170,557	47.9%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	—%	09/2030	$4,846	$4,854	$4,793
Aramark Services, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	06/2030	6,332	6,332	6,322
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	—%	12/2030	6,795	6,745	6,795
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	—%	09/2028	10,735	10,649	10,708
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	—%	02/2031	5,223	5,228	5,181
FRONERI US INC(6)	First lien senior secured loan	SR +	2.00%	—%	09/2031	3,411	3,404	3,385
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	SR +	3.25%	—%	07/2029	9,646	9,674	9,622
Red SPV, LLC(5)(8)	First lien senior secured loan	SR +	2.25%	—%	03/2032	7,857	7,818	7,798

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	SR +	3.25%	—%	02/2032	2,594	2,588	2,590
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	03/2027	3,697	3,697	3,708
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	01/2032	2,630	2,630	2,620
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	—%	08/2028	1,482	1,482	1,475
							65,101	64,997	18.3%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	—%	05/2030	$4,804	$4,773	$4,520
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	SR +	3.25%	—%	04/2031	7,495	7,501	7,450
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.25%	—%	02/2029	6,550	6,550	6,533
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	—%	07/2029	8,424	8,426	8,397
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	—%	03/2029	13,739	13,616	12,874
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	—%	10/2028	6,552	6,552	6,537
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.25%	—%	07/2029	3,810	3,612	3,734
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	09/2026	2,283	2,288	2,280
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	—%	06/2031	8,023	8,028	7,969
Zest Acquisition Corp.(6)	First lien senior secured loan	SR +	5.25%	—%	02/2028	10,309	10,316	10,323
							71,662	70,617	19.8%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	—%	09/2028	$985	$986	$983
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	SR +	3.00%	—%	12/2028	5,042	5,010	5,030
Concentra(5)(8)	First lien senior secured loan	SR +	2.00%	—%	07/2031	2,802	2,802	2,795
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	—%	10/2029	9,310	8,902	8,932
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	SR +	2.75%	—%	11/2028	1,441	1,441	1,437
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	—%	09/2031	7,067	6,969	6,695
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	SR +	4.25%	—%	08/2028	6,546	6,516	6,268
LSCS Holdings, Inc.(6)	First lien senior secured loan	SR +	4.50%	—%	02/2032	10,722	10,668	10,689
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	03/2031	7,089	7,054	7,040
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	—%	12/2028	2,982	2,866	2,863
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	—%	12/2028	10,658	10,304	9,904
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	—%	02/2031	7,164	7,164	7,130
Phoenix Newco, Inc. (dba Parexel)(5)(8)	First lien senior secured loan	SR +	2.50%	—%	11/2028	5,002	5,002	4,988
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	6.00%	—%	12/2029	14,841	14,652	11,401
Radnet Management, Inc.(6)	First lien senior secured loan	SR +	2.25%	—%	04/2031	2,464	2,464	2,458
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	—%	12/2031	531	530	529
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	SR +	3.75%	—%	07/2031	8,231	8,155	8,057
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	12/2030	3,382	3,382	3,375

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	SR +	3.00%	—%	02/2032	7,730	7,693	7,643
							112,560	108,217	30.4%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	—%	05/2028	$9,712	$9,713	$9,737
Certara(6)(8)	First lien senior secured loan	SR +	3.00%	—%	06/2031	809	808	807
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	03/2032	3,373	3,339	3,293
Cotiviti, Inc.(5)(8)	First lien senior secured loan	SR +	2.75%	—%	05/2031	7,260	7,260	7,097
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	—%	08/2029	6,354	6,313	6,343
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	—%	12/2027	10,595	10,588	10,580
IQVIA, Inc.(6)	First lien senior secured loan	SR +	1.75%	—%	01/2031	241	241	241
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	—%	11/2031	6,021	6,009	6,003
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	—%	03/2028	5,411	5,411	5,389
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	SR +	3.25%	—%	11/2031	9,745	9,702	9,619
Southern Veterinary Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	12/2031	10,441	10,395	10,405
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	SR +	2.25%	—%	10/2029	4,624	4,624	4,599
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	09/2029	10,000	9,969	9,928
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	11/2031	5,111	5,088	5,093
							89,460	89,134	25.0%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	—%	06/2030	$985	$983	$985
							983	985	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR +	5.50%	—%	08/2029	$7,484	$7,448	$7,401
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	10/2030	4,395	4,394	4,393
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	SR +	3.00%	—%	02/2031	7,476	7,474	7,457
							19,316	19,251	5.4%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	2.75%	—%	07/2031	$3,272	$3,272	$3,241
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	07/2031	9,445	9,404	9,421
GFL Environmental Services Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	03/2032	5,110	5,110	5,053
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	—%	06/2031	2,792	2,786	2,764
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	06/2028	5,774	5,500	5,690
							26,072	26,169	7.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	—%	11/2030	$7,248	$7,265	$7,190

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	—%	09/2031	2,343	2,338	2,327
AmWINS Group, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	01/2032	9,484	9,475	9,401
Ardonagh Midco 3 PLC(7)	First lien senior secured loan	SR +	2.75%	—%	02/2031	13,730	13,730	13,542
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	—%	02/2031	6,992	6,979	6,996
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	06/2031	4,612	4,612	4,568
Hub International(6)	First lien senior secured loan	SR +	2.50%	—%	06/2030	5,535	5,535	5,507
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	—%	04/2030	5,256	5,257	5,248
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	—%	02/2031	10,469	10,469	10,383
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2028	2,602	2,605	2,584
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	06/2031	4,975	4,953	4,911
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	—%	09/2031	1,838	1,834	1,830
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	SR +	3.75%	—%	10/2031	2,292	2,281	2,292
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	—%	09/2030	5,306	5,306	5,250
							82,639	82,029	23.0%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	02/2031	$2,168	$2,168	$2,166
Avalara, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	03/2032	5,061	5,036	5,038
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	—%	08/2029	5,483	5,317	4,729
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	—%	03/2029	3,677	3,677	3,640
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	—%	03/2031	9,477	9,477	9,376
Clover Holdings 2, LLC (dba Cohesity)(6)	First lien senior secured loan	SR +	4.00%	—%	12/2031	5,500	5,449	5,431
Dayforce Inc(6)(8)	First lien senior secured loan	SR +	2.50%	—%	03/2031	5,632	5,633	5,604
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	2.75%	—%	12/2029	8,383	8,383	8,281
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	—%	02/2028	9,320	9,252	9,292
Epicor(5)	First lien senior secured loan	SR +	2.75%	—%	05/2031	1,308	1,308	1,303
Gen Digital Inc(6)	First lien senior secured loan	SR +	1.75%	—%	02/2032	3,428	3,411	3,392
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	01/2032	7,938	7,921	7,843
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	—%	10/2030	5,099	5,104	5,046
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	—%	03/2028	5,004	4,900	4,714
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	SR +	3.25%	—%	10/2031	4,475	4,466	4,449
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	03/2029	9,940	9,941	9,471
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	11/2028	4,771	4,771	4,777
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	—%	05/2029	5,274	5,023	4,443
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	—%	10/2030	11,356	11,359	11,323
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	10/2028	5,986	5,973	5,896
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	08/2028	9,289	9,284	9,251
Quartz Acquireco, LLC (dba Qualtrics)(5)(8)	First lien senior secured loan	SR +	2.25%	—%	06/2030	8,919	8,920	8,852
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	12,030	12,006	11,986
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	—%	05/2028	10,399	10,166	10,219

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	—%	03/2027	5,900	5,898	5,896
SS&C(5)	First lien senior secured loan	SR +	2.00%	—%	05/2031	858	858	857
Starlight Parent, LLC (dba SolarWinds)(5)	First lien senior secured loan	SR +	4.00%	—%	03/2032	8,330	8,080	8,075
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	—%	01/2029	4,729	4,729	4,716
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2028	3,848	3,848	3,855
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.00%	—%	11/2030	5,456	5,456	5,419
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	—%	03/2027	512	512	511
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	—%	02/2029	2,360	2,360	2,353
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	—%	04/2031	10,003	10,003	9,991
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	3.75%	—%	03/2031	4,794	4,785	4,800
							205,474	202,995	57.0%
Investment funds and vehicles
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	—%	06/2029	$4,269	$4,280	$4,272
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	—%	03/2029	6,671	6,604	6,664
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	—%	02/2030	3,939	3,939	3,937
							14,823	14,873	4.2%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	—%	09/2031	$2,444	$2,444	$2,438
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	2.50%	—%	07/2031	5,015	5,016	4,986
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	—%	08/2031	4,500	4,437	4,495
							11,897	11,919	3.3%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	SR +	2.75%	—%	08/2031	$10,254	$10,254	$10,211
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	—%	02/2029	5,495	5,351	5,414
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	—%	11/2028	4,054	4,054	4,012
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	SR +	2.50%	—%	05/2028	407	407	406
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	—%	10/2031	2,672	2,660	2,662
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	10/2030	12,561	12,562	12,518
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	—%	05/2028	11,391	11,330	11,384
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.00%	—%	10/2028	6,674	6,674	6,661
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	—%	11/2029	1,960	1,960	1,940
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	—%	12/2027	2,977	2,972	2,977
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	SR +	4.00%	—%	01/2032	12,297	12,235	11,805
Legence Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	—%	12/2028	7,823	7,831	7,744
Madison IAQ, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	06/2028	983	983	970
Madison IAQ, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	5,012	4,962	4,962
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	2.75%	—%	09/2031	3,534	3,534	3,527
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	08/2028	5,978	5,978	5,959
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	—%	03/2031	10,468	10,429	10,025

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Watlow Electric Manufacturing Company(5)	First lien senior secured loan	SR +	3.00%	—%	03/2028	11,164	11,165	11,143
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	—%	01/2031	2,012	2,013	2,014
							117,354	116,334	32.7%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	07/2030	$5,155	$5,169	$4,807
Opal US LLC(5)(8)	First lien senior secured loan	SR +	3.50%	—%	03/2032	4,024	4,004	4,004
							9,173	8,811	2.5%
Professional services
AmSpec Parent, LLC(6)	First lien senior secured loan	SR +	4.25%	—%	12/2031	$2,600	$2,588	$2,595
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	3.50%	—%	02/2032	9,497	9,504	9,455
API GROUP DE INC(5)	First lien senior secured loan	SR +	1.75%	—%	01/2029	2,530	2,530	2,520
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	2.75%	—%	08/2030	5,153	5,157	5,108
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	—%	01/2031	3,442	3,437	3,393
Clearwater Analytics, LLC(6)(8)	First lien senior secured loan	SR +	2.25%	—%	02/2032	4,248	4,248	4,227
Corporation Service Company(5)	First lien senior secured loan	SR +	2.00%	—%	11/2029	5,957	5,957	5,920
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	—%	12/2030	797	796	794
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	—%	10/2031	4,229	4,210	4,200
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	09/2030	3,717	3,717	3,646
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	03/2030	5,129	5,215	5,030
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	05/2028	7,305	7,305	7,244
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.00%	—%	06/2029	4,590	4,603	4,573
Vistage International, Inc.(6)	First lien senior secured loan	SR +	3.75%	—%	07/2029	9,652	9,653	9,628
							68,920	68,333	19.2%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	05/2028	$4,718	$4,709	$4,576
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	—%	12/2031	8,232	8,214	8,199
Ciena Corp.(5)	First lien senior secured loan	SR +	1.75%	—%	10/2030	988	988	986
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	—%	09/2028	4,413	4,377	4,342
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	3.00%	—%	11/2027	4,568	4,567	4,547
							22,855	22,650	6.4%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.00%	—%	04/2030	$11,395	$11,394	$11,369
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	11/2028	6,568	6,516	6,437
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	09/2031	8,297	8,276	8,227
NA Rail Hold Co. LLC(6)	First lien senior secured loan	SR +	3.00%	—%	02/2032	3,000	2,993	3,000
							29,179	29,033	8.2%

Total Debt Investments							$1,670,938	$1,647,569	462.7%
Total Misc.-debt commitment (10)							(14)	—	—%
Total Investments							$1,670,924	$1,647,569	462.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of March 31, 2025
(Amounts in thousands)

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2025 was 4.32%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2025 was 4.29%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2025 was 4.19%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	3/2027	—	286	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	12/2025	—	171	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	549	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	—	1,064	—
Raven Acquisition Holdings, LLC	First lien senior secured delayed draw term loan	10/2026	—	696	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	245	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$6,445	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(5)	First lien senior secured loan	SR +	3.50%	07/2031	$6,276	$6,261	$6,313	1.8%
						6,261	6,313	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,331	$6,316	$6,304	1.8%
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.75%	02/2028	6,460	6,463	6,485	1.8%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	11,010	11,010	11,060	3.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	5,989	5,982	6,012	1.7%
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	01/2031	1,873	1,873	1,876	0.5%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	11,652	11,487	10,819	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	4,252	4,241	4,241	1.2%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,970	1,969	1,975	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	2,352	2,352	2,359	0.7%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	02/2031	1,984	1,986	1,987	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	2,095	2,090	2,098	0.6%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	02/2031	1,666	1,665	1,669	0.5%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	2.75%	12/2030	4,381	4,379	4,385	1.1%
						61,813	61,270	17.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	$8,229	$8,209	$8,296	2.3%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2031	4,133	4,133	4,148	1.2%
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2027	6,494	6,170	5,469	1.5%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	1,289	1,289	1,293	0.4%
						19,801	19,206	5.4%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	01/2031	$1,009	$1,010	$1,013	0.3%
American Residential Services, LLC(5)	First lien senior secured loan	SR +	3.50%	10/2027	7,575	7,560	7,632	2.1%
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	08/2031	2,521	2,521	2,538	0.7%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	1,956	1,951	1,962	0.6%
Core & Main LP(5)	First lien senior secured loan	SR +	2.00%	02/2031	4,051	4,051	4,059	1.1%
CPG International LLC(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,115	4,105	4,125	1.2%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	01/2030	10,973	10,977	11,087	3.1%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	01/2029	2,330	2,184	2,283	0.6%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	3,231	2,890	2,585	0.7%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	05/2030	8,865	8,857	8,892	2.5%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	08/2031	1,579	1,575	1,583	0.4%
Greystar Real Estate Partners, LLC (dba Greystar)(5)	First lien senior secured loan	SR +	2.75%	08/2030	7,903	7,903	7,942	2.2%
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	03/2031	8,671	8,671	8,745	2.5%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.50%	04/2031	2,639	2,636	2,636	0.7%
RealPage, Inc.(6)	First lien senior secured loan	SR +	3.00%	04/2028	13,299	12,828	13,270	3.9%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	13,560	13,550	12,988	3.6%
						93,269	93,340	26.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	$16,218	$16,180	$16,338	4.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	6,519	6,511	6,544	1.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	07/2031	9,460	9,445	9,484	2.7%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	7,938	7,965	8,017	2.3%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	3,543	3,535	3,567	1.0%
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2029	2,001	2,005	2,004	0.6%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(6)	First lien senior secured loan	SR +	3.50%	09/2031	8,250	8,210	8,330	2.3%
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	8,435	8,393	8,498	2.4%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,016	10,016	10,066	2.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,868	6,789	4,584	1.3%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	2,138	2,133	2,139	0.6%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	03/2028	2,080	2,080	2,087	0.6%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	6,733	6,733	6,784	1.8%
						89,995	88,442	24.8%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,940	$2,807	$2,940	0.8%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	4,454	4,426	4,454	1.3%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.00%	02/2030	988	987	993	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	02/2030	6,431	6,387	6,455	1.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	02/2031	7,463	7,462	7,514	2.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	8,420	8,384	8,425	2.4%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	04/2028	10,691	10,691	10,765	3.0%
Potters(5)	First lien senior secured loan	SR +	3.75%	12/2027	2,980	2,989	3,005	0.8%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	3.50%	08/2030	11,629	11,629	11,751	3.3%
						55,762	56,302	15.8%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	SR +	3.25%	04/2031	$5,923	$5,923	$5,956	1.7%
Flexera(6)	First lien senior secured loan	SR +	3.00%	03/2028	439	439	442	0.1%
						6,362	6,398	1.8%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	07/2029	$6,706	$6,706	$6,735	1.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Berlin Packaging(6)	First lien senior secured loan	SR +	3.50%	06/2031	9,794	9,794	9,843	2.8%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,610	7,522	6,760	1.9%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	12/2029	1,776	1,777	1,784	0.5%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,789	6,675	6,151	1.7%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	07/2026	5,938	5,922	5,967	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	09/2028	12,130	12,132	12,154	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	7,838	7,838	7,850	2.2%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	8,297	8,297	8,354	2.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,721	15,331	15,696	4.4%
						81,994	81,294	22.8%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.50%	07/2028	$8,010	$8,000	$8,010	2.2%
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	10/2030	8,649	8,498	8,000	2.2%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	13,893	13,893	13,951	3.9%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	10,863	10,863	10,863	3.1%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	8,849	8,837	8,698	2.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	09/2031	6,462	6,430	6,486	1.8%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	15,443	15,388	15,455	4.5%
						71,909	71,463	20.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	$7,317	$7,319	$7,359	2.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	04/2030	12,368	12,368	12,328	3.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	8,576	8,547	8,619	2.3%
						28,234	28,306	7.9%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,395	$3,394	$3,387	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2029	11,642	11,659	11,673	3.3%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,665	4,665	4,664	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	07/2030	4,925	4,909	4,910	1.4%
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	01/2031	5,381	5,366	5,362	1.5%
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	2,832	2,821	2,820	0.8%
Fleet U.S. Bidco Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2031	10,171	10,168	10,222	2.9%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	4,300	4,282	4,329	1.1%
						47,264	47,367	13.3%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	$3,405	$3,403	$3,406	1.0%
Ascensus Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	3.00%	08/2028	2,969	2,969	2,991	0.8%
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	SR +	3.50%	11/2031	10,068	10,018	10,141	2.8%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.50%	01/2031	11,970	11,970	12,018	3.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Chrysaor Bidco s.à r.l. (dba AlterDomus)(5)	First lien senior secured loan	SR +	3.50%	05/2031	4,112	4,112	4,140	1.2%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	5,681	5,681	5,694	1.6%
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	04/2028	9,289	9,269	9,354	2.6%
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	05/2031	5,922	5,908	5,905	1.7%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	14,197	13,961	13,861	3.9%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	8,026	8,006	8,093	2.3%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	3.25%	05/2031	1,881	1,881	1,879	0.5%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	2,153	2,153	2,151	0.6%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	9,518	9,483	9,542	2.7%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	04/2030	1,811	1,811	1,811	0.5%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	7,655	7,636	7,622	2.1%
Janus International Group, LLC(5)	First lien senior secured loan	SR +	2.50%	08/2030	5,740	5,732	5,754	1.6%
Kestra Advisor Services Holdings A Inc(7)	First lien senior secured loan	SR +	4.00%	03/2031	7,553	7,552	7,553	2.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	3,181	3,182	3,181	0.9%
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	11/2031	8,162	8,132	8,169	2.3%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.25%	07/2031	12,976	12,938	12,993	3.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,637	6,588	6,692	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	5,714	5,659	5,743	1.6%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	13,448	13,453	13,532	3.8%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	4,304	4,263	4,338	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,475	2,475	2,498	0.7%
						168,235	169,061	47.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	09/2030	$4,859	$4,865	$4,829	1.4%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	6,812	6,759	6,863	1.9%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	10,763	10,669	10,779	3.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	7,903	7,902	7,901	2.2%
FRONERI US INC(5)	First lien senior secured loan	SR +	2.00%	09/2031	3,411	3,404	3,411	1.0%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	3.25%	07/2029	11,671	11,671	11,765	3.3%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	4,159	4,149	4,187	1.2%
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.75%	01/2028	2,888	2,888	2,892	0.8%
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	08/2028	1,486	1,486	1,488	0.4%
						53,793	54,115	15.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	05/2030	$4,816	$4,782	$4,720	1.3%
Azalea TopCo, Inc. (dba Press Ganey)(6)	First lien senior secured loan	SR +	3.25%	04/2031	8,514	8,514	8,530	2.4%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,566	9,566	9,602	2.7%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	07/2029	8,446	8,445	8,525	2.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,775	13,641	13,261	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	6,568	6,568	6,586	1.8%
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,410	4,169	4,300	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	2,283	2,288	2,289	0.6%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	11,043	11,043	11,102	3.1%
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	SR +	5.25%	02/2028	10,336	10,338	10,439	3.1%
						79,354	79,354	22.3%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2028	$1,987	$1,990	$2,002	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	5,055	5,020	5,078	1.4%
Concentra(5)	First lien senior secured loan	SR +	2.25%	07/2031	2,802	2,799	2,816	0.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,334	8,904	8,955	2.5%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	1,441	1,441	1,445	0.4%
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	09/2031	7,085	6,981	7,076	2.0%
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	04/2031	5,544	5,517	5,578	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	6,546	6,512	6,456	1.8%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	11,252	11,084	11,309	3.2%
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2031	5,484	5,486	5,516	1.5%
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	12/2028	2,990	2,866	2,990	0.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	10,685	10,309	10,370	2.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	02/2031	9,182	9,182	9,206	2.6%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	5,014	5,006	5,043	1.4%
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	11,729	11,272	7,800	2.2%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	532	531	533	0.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	8,252	8,172	8,170	2.3%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	12/2030	3,390	3,390	3,413	1.0%
						106,462	103,756	29.1%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	$9,737	$9,736	$9,810	2.8%
Certara(5)	First lien senior secured loan	SR +	3.00%	06/2031	811	809	811	0.2%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	7,278	7,278	7,310	2.2%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	10,370	10,307	10,436	2.9%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2027	12,621	12,613	12,685	3.6%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	242	242	243	0.1%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	6,036	6,021	6,066	1.7%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	5,425	5,425	5,444	1.5%
R1 RCM Inc.(6)	First lien senior secured loan	SR +	2.25%	04/2031	2,471	2,471	2,481	0.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	9,745	9,697	9,760	2.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	10,441	10,390	10,503	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)	First lien senior secured loan	SR +	2.75%	10/2029	4,636	4,636	4,649	1.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	10,025	9,990	10,031	2.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2031	5,124	5,099	5,136	1.4%
						94,714	95,365	26.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	06/2030	$988	$985	$990	0.3%
						985	990	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	$7,503	$7,463	$7,485	2.1%
Cast & Crew Payroll, LLC(5)	First lien senior secured loan	SR +	3.75%	12/2028	6,954	6,943	6,729	1.9%
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	6,406	6,405	6,478	1.8%
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	SR +	3.00%	02/2031	7,495	7,492	7,543	2.1%
						28,303	28,235	7.9%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	3.50%	07/2031	$3,280	$3,280	$3,298	0.9%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	9,469	9,423	9,528	2.7%
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	06/2031	2,833	2,827	2,842	0.8%
Madison IAQ, LLC(7)	First lien senior secured loan	SR +	2.75%	06/2028	983	978	985	0.3%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,789	5,495	5,792	1.6%
						22,003	22,445	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	$12,722	$12,721	$12,718	3.6%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	09/2031	2,349	2,343	2,352	0.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	13,730	13,662	13,798	3.9%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	7,009	6,994	7,018	2.0%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,124	6,123	6,139	1.7%
Hub International(5)	First lien senior secured loan	SR +	2.75%	06/2030	2,978	2,978	2,992	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	5,270	5,269	5,301	1.5%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	10,495	10,495	10,555	3.0%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	11/2028	7,155	7,155	7,155	2.0%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	4,988	4,963	4,984	1.4%
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	1,843	1,838	1,847	0.6%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,292	2,280	2,280	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	6,819	6,819	6,801	1.7%
						83,640	83,940	23.6%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.00%	02/2031	$995	$1,000	$1,004	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	08/2029	5,497	5,321	5,072	1.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	03/2029	3,686	3,686	3,694	1.0%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	9,501	9,501	9,521	2.7%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	11/2031	5,500	5,446	5,445	1.5%
Dayforce Inc(6)	First lien senior secured loan	SR +	2.50%	03/2031	7,646	7,630	7,684	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	3.50%	11/2029	4,690	4,680	4,724	1.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,254	8,178	8,285	2.3%
Epicor(5)	First lien senior secured loan	SR +	2.75%	05/2031	1,311	1,311	1,319	0.4%
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,969	3,968	3,968	1.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,017	4,903	4,967	1.4%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	4,475	4,464	4,505	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	9,965	9,965	9,953	2.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	11/2028	4,783	4,783	4,806	1.3%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,802	7,414	7,239	2.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	14,384	14,376	14,468	4.1%
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2028	6,707	6,688	6,680	1.9%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	3,798	3,798	3,813	1.1%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	2.75%	06/2030	8,942	8,942	8,986	2.5%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	12,061	12,032	12,121	3.4%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	10,425	10,171	10,399	2.9%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	7,415	7,363	7,456	2.1%
SS&C(5)	First lien senior secured loan	SR +	2.00%	05/2031	896	896	899	0.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	4,741	4,741	4,742	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,858	3,858	3,868	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	5,456	5,428	5,468	1.5%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	03/2027	514	514	514	0.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	02/2029	2,365	2,365	2,379	0.7%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	10,028	10,028	10,091	2.8%
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	4.00%	03/2031	6,806	6,790	6,853	2.0%
						180,240	180,923	50.8%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	06/2029	$7,280	$7,280	$7,300	2.0%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	03/2029	8,688	8,590	8,696	2.4%
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	02/2030	3,949	3,949	3,962	1.2%
						19,819	19,958	5.6%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	09/2031	$2,444	$2,444	$2,448	0.7%
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	3.00%	07/2031	5,028	5,017	5,047	1.4%
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	4,500	4,434	4,528	1.3%
						11,895	12,023	3.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	$10,254	$10,205	$10,311	2.9%
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	02/2029	4,667	4,510	4,654	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	11/2028	4,064	4,064	4,084	1.1%
Columbus McKinnon Corp.(7)(8)	First lien senior secured loan	SR +	2.50%	05/2028	412	412	414	0.1%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2/2031	2,672	2,659	2,685	0.8%
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2030	12,592	12,592	12,723	3.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,420	11,352	11,484	3.2%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.50%	10/2028	6,674	6,671	6,719	1.9%
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	11/2029	1,965	1,965	1,967	0.6%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	2,985	2,978	2,985	0.8%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	5,978	5,985	6,022	1.7%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	12,653	12,632	12,691	3.6%
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	03/2031	10,495	10,451	10,516	3.0%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.50%	03/2028	11,371	11,384	11,482	3.1%
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	01/2031	6,666	6,653	6,668	1.9%
						104,513	105,405	29.6%
Pharmaceuticals
Fortrea Holdings Inc.(7)	First lien senior secured loan	SR +	3.75%	07/2030	$5,155	$5,169	$5,193	1.5%
						5,169	5,193	1.5%
Professional services
AmSpec Parent, LLC(6)(8)	First lien senior secured loan	SR +	4.25%	12/2031	$2,600	$2,587	$2,587	0.7%
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	2,843	2,794	2,867	0.8%
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	4.00%	07/2028	9,154	9,175	9,227	2.6%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	3.25%	08/2030	7,166	7,166	7,218	2.0%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	01/2031	3,442	3,435	3,436	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.50%	11/2029	1,572	1,572	1,579	0.4%
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	12/2030	990	988	991	0.3%
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,240	4,219	4,281	1.2%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	3,726	3,701	3,764	1.1%
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2030	5,142	5,231	5,156	1.4%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,408	11,408	11,436	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,303	13,027	13,383	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.25%	06/2029	6,601	6,602	6,634	1.9%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,677	9,556	9,671	2.7%
						81,461	82,230	23.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	$4,730	$4,719	$4,635	1.3%
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,253	8,233	8,229	2.3%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	990	989	992	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Cogeco Communications (USA) II L.P.(7)	First lien senior secured loan	SR +	2.50%	09/2028	4,424	4,384	4,393	1.2%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	2,894	2,887	2,896	0.8%
						21,212	21,145	5.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	$11,424	$11,389	$11,492	3.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,585	6,527	6,482	1.8%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2028	5,161	5,173	5,190	1.5%
						23,089	23,164	6.5%

Total Debt Investments						$1,647,551	$1,647,003	462.5%
Total misc. debt commitments(10)						$(8)	$—	—%
Total Investments						$1,647,543	$1,647,003	462.5%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/2026	—	862	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
R1 RCM Inc.	First lien senior secured delayed draw term loan	10/2026	—	696	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$4,992	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Organization and Principal Business

OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	March 31, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,670,924	$1,647,569	$1,647,543	$1,647,003
Total Investments	$1,670,924	$1,647,569	$1,647,543	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	March 31, 2025	December 31, 2024
Advertising and media	0.4%	0.4%
Aerospace and defense	4.4	3.7
Automotive services	1.4	1.2
Buildings and real estate	4.9	5.7
Business services	5.5	5.4
Chemicals	3.1	3.4
Consumer products	0.5	0.4
Containers and packaging	4.4	4.9
Distribution	3.9	4.3
Education	1.6	1.7
Energy equipment and services	2.6	2.9
Financial services	10.4	10.3
Food and beverage	3.9	3.3
Healthcare equipment and services	4.3	4.8
Healthcare providers and services	6.6	6.3
Healthcare technology	5.4	5.8
Household products	0.1	0.1
Human resource support services	1.2	1.7
Infrastructure and environmental services	1.6	1.4
Insurance	5.0	5.1
Internet software and services	12.3	11.0
Investment funds and vehicle	0.9	1.2
Leisure and entertainment	0.7	0.7
Manufacturing	7.1	6.4
Pharmaceuticals	0.5	0.3
Professional services	4.1	5.0
Telecommunications	1.4	1.3
Transportation	1.8	1.3
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	March 31, 2025	December 31, 2024
United States:
Midwest	24.7%	20.7%
Northeast	20.8	19.1
South	26.8	26.4
West	14.2	23.3
International	13.5	10.5
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of March 31, 2025:

	Fair Value Hierarchy as of March 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,431,163	$216,406	$1,647,569
Total Investments	$—	$1,431,163	$216,406	$1,647,569

The following table presents the fair value hierarchy of investments as of December 31, 2024:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,453,259	$193,744	$1,647,003
Total Investments	$—	$1,453,259	$193,744	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity
Bank of America Facility

On August 24, 2022, ORCIC JV WH LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $400.0 million credit facility with, among others, Bank of America, N.A., as administrative agent (the “Bank of America Facility”). Proceeds from the Bank of America Facility were used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was August 25, 2025.
On August 8, 2023, OCIC JV WH IV Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as borrower to the Bank of America Facility. On December 28, 2023, in connection with the takeout of the Wise CLO 2024-1 CLO (as defined below), certain of the assets held by OCIC JV WH IV Ltd. were transferred via a master participation agreement to OCIC JV WH VI Ltd., an exempted company Incorporated with limited liability under the laws of the Cayman Islands. On December 28, 2023, OCIC JV WH VI Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the Bank of America Facility.

On September 21, 2023, in connection with the takeout of the Wise CLO 2023-1 Transaction (as defined below), ORCIC JV WH LLC was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2023-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On March 7, 2024, in connection with the takeout of the Wise CLO 2024-1 CLO, OCIC JV WH IV Ltd. was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2024-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility. On June 5, 2024, the Bank of America Facility was terminated.

RBC Facility

On October 14, 2022, ORCIC JV WH II LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $500.0 million revolving loan facility with, among others, Royal Bank of Canada, as a lender and administrative agent (the “RBC Facility”). Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility is October 14, 2032. In connection with the takeout of the Wise CLO 2023-2 Transaction (as defined below), certain of the assets held by ORCIC JV WH II LLC were transferred via a master participation agreement to OCIC JV WH V Ltd. On December 13, 2023, ORCIC JV WH II LLC was released as a borrower from the RBC Facility and a portion of the proceeds from the Wise CLO 2023-2 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On November 10, 2023, OCIC JV WH V Ltd, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, joined the RBC Facility. On June 5, 2024, BOC SLF WH II RB LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the RBC Facility as a borrower, and the facility size was reduced to $300.0 million. On December 15, 2024, OCIC JV WH V Ltd was released from the RBC Facility.
Wells Fargo Facility
On June 30, 2023, ORCIC JV WH III LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $200.0 million revolving loan facility with, among others, Wells Fargo Bank, N.A. (the “Wells Fargo Facility”). Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was June 30, 2026. ORCIC JV WH III LLC was released as a borrower from the Wells Fargo Facility on July 11, 2024 in connection with the takeout of the Wise CLO 2024-2 Transaction and a portion of the proceeds from the Wise CLO 2024-2 Transaction were used to repay certain amounts outstanding under the Wells Fargo Facility.

Wise CLO 2023-1
On September 21, 2023, ORCIC JV WH LLC merged with Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
(the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise 1 CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee. The notes issued and loans incurred as part of the Wise CLO 2023-1 Transaction have a stated maturity of October 20, 2036.
Wise CLO 2023-2
On October 30, 2023, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

Wise CLO 2024-1

On July 27, 2023, OCIC JV WH IV Ltd. was incorporated as a company under the laws of the Cayman Islands. On January 19, 2024, changed its name from OCIC JV WH IV Ltd. to Wise CLO 2024-1 Ltd. The renaming was undertaken in order for OCIC JV WH IV Ltd. (now Wise CLO 2024-1 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2024-1 Transaction. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed the Wise CLO 2024-1 Transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.
Wise CLO 2024-2

On October 26, 2022, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. The merger was undertaken in order for ORCIC JV WH III LLC (now Wise CLO 2024-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2024-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2024-2 transaction. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed the Wise CLO 2024-2 Transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Debt obligations consisted of the following as of March 31, 2025:

	March 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,198	$357,802
Wise CLO 2023 -2	320,000	320,000	—	2,299	317,701
Wise CLO 2024 -1	320,000	320,000	—	2,004	317,996
Wise CLO 2024 -2	320,000	320,000	—	1,909	318,091
Total Debt	$1,320,000	$1,320,000	$—	$8,410	$1,311,590
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2024:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,245	$357,755
Wise CLO 2023 -2	320,000	320,000	—	2,347	317,653
Wise CLO 2024 -1	320,000	320,000	—	2,046	317,954
Wise CLO 2024 -2	320,000	320,000	—	1,948	318,052
Total Debt	$1,320,000	$1,320,000	$—	$8,586	$1,311,414
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2025	2024
Interest expense	$21,028	$18,808
Amortization of debt issuance costs	176	497
Total Interest Expense	$21,204	$19,305
Average interest rate	6.5%	7.8%
Average daily borrowings	$1,320,000	$983,856